THIS EMPLOYMENT AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT
           ------------------------------------------------------------
        TO THE UNIFORM ARBITRATION ACT, S.C. CODE ANN.  15-48-10, ET SEQ.
        -----------------------------------------------------------------
                        (LAW CO-OP. 1976 AND SUPP. 1996)
                        --------------------------------


                              EMPLOYMENT AGREEMENT

     EMPLOYMENT  AGREEMENT  ("Agreement")  made  as of the 18th day of December,
                                                           ----
1997, between Darlington Music Co., Inc. (the "Company"), and George M. Harrison, Jr. (the "Employee").

     1.     Employee  Duties.  The  Company  hereby  employs  the  Employee as a
            ----------------
manager of its video poker and video game operation in South Carolina, with such responsibilities and duties as the Board of Directors may from time to time determine; provided, however, the Company agrees that it will not require the Employee to move his primary residence out of the Darlington, South Carolina area as a condition of maintaining employment with the Company or as a condition of complying with this Employment Agreement, and that the Employee's travel requirements in connection with his responsibilities and duties will not be unreasonable. The Employee shall devote full time to the Company to accomplish the assigned responsibilities.

     2.     Term  of  Agreement.  Employment under this Agreement shall commence
            -------------------
on the date first shown above and continue for three (3) years unless earlier terminated in the manner provided below.

     2.1.     Termination  by  Company.  This  Agreement  may  be  terminated by
              ------------------------
Company  only  in  the  event  that:

          (a)     Employee  dies;

          (b) Employee becomes physically, mentally or emotionally unable to perform his duties hereunder (subject to all limitations and restrictions upon such termination imposed by applicable law);

          (c) Employee is convicted of violating any law having a material adverse affect on any video poker or other gaming activities of the Company, or is barred temporarily or permanently from any gaming activity in South Carolina;

          (d)     Employee  is  convicted  of  any  felony  crime;

          (e)     Employee  commits  an  act  of  material  insubordination;

          (f) Employee fails to perform his duties hereunder in a reasonable, ethical manner for any other reason; or

          (g)     Employee  materially  breaches  this  Agreement.

     Provided,  however, before terminating the Agreement pursuant to Paragraphs
(e), (f) or (g) above, the Company must first give the Employee notice and a reasonable opportunity to cure such default, if such default is of a nature that it can be cured by Employee.

     2.2     Termination  by  Employee.  This  Agreement  may  be  terminated by
             -------------------------
Employee in the event that Company fails to pay any compensation due hereunder after notice and a reasonable opportunity to cure such default.

     2.3     Accrued  Compensation.  In  the  event  of  termination  of  this
             ---------------------
Agreement, Employee shall be paid his compensation through the date of termination; provided that Company may set-off or recoup from such unpaid compensation any sums owed to Employer by Employee.

     3.     Compensation.  Employee  shall  be paid a salary of one hundred four
            ------------
thousand dollars ($104,000) per year, payable in monthly installments throughout each year.

     4.     Cash and Stock Bonuses.  Any bonuses over and above the compensation
            ----------------------
described above will be based on the Company's performance, Employee's performance, and in the absolute discretion of the Board of Directors.

     5.     Other  Fringe  Benefits.  Employee  shall  receive  the  following
            -----------------------
benefits during the Term of Employment: comprehensive health, accident, major medical, dental, disability and life insurance protection in accordance with the general policies of the Company as in effect from time to time, as well as an annual contribution on behalf of the Employee to the Darlington Music Co., Inc. Profit Sharing Plan #1 of not less than 7% of the Employee's annual gross compensation.

     6.     Reimbursement of Expenses.  The Company shall reimburse Employee for
            -------------------------
all reasonable, ordinary and necessary expenses incurred by him in the performance of his duties hereunder, provided that Employee accounts to the Company therefore in the manner prescribed by the Company for reimbursement of Employee's expenses.

     7.     Vacation;  Holidays.  Employee shall be entitled to 15 business days
            -------------------
paid vacation each year during the term hereof. Employee shall also be entitled to nine (9) paid holidays each year during the term hereof as determined by the Company.

     8.     Non-Disclosure  and  Non-Compete.
            --------------------------------

     8.1     Non-Disclosure.  Employee agrees that all information pertaining to
             --------------
the prior, current or contemplated business of the Company, its parent, its subsidiaries, affiliates or its successors in interest (hereafter referred to collectively in this Article 8 as the Company), excluding publicly available information (in substantially the form in which it is publicly available) unless such information is publicly available by reason of unauthorized disclosure by Employee and excluding such information which Employee possessed prior to his employment by the Company, constitutes valuable and confidential assets of the Company. Such information includes, without limitation, information related to trade secrets, customer and client lists, contract terms, legal and accounting advice and opinions, supplier lists, methods of doing business, financing techniques and sources and financial statements of the Company. Such Information is sometimes hereinafter referred to as "Confidential Information." Employee shall hold all such Confidential Information in trust and confidence for the Company and shall not use or disclose any such Confidential Information other than for the business of the Company or as required by law, either during the Term of Employment or after his employment terminates for whatever reason.

     8.2     Non-Competition.  As  a  material  part  of  the  consideration for
             ---------------
Employee's access to Confidential Information, and for the know-how and training provided to Employee by the Company, except as provided on Schedule A Employee covenants and agrees that:

          (a) Employee shall not, directly or indirectly, within the Territory during the Restricted Period, promote, operate, manage or conduct any bingo game or related gaming business permitted under the terms and conditions of any license issued by the State of South Carolina or under any other state or federal law or authority, or operate any video game machine or other gaming machine or device (such games and game machines being referred to herein as "Games").

          (b) Further, Employee shall not, directly or indirectly, within the Territory during the Restricted Period, solicit or sell for, own, or acquire any interest in, either directly or indirectly, any corporation, partnership, limited partnership, or other entity, or become engaged by, act as landlord to, or as agent or consultant for, do business with, manage, operate, control, be employed by, participate in, or be connected, in any manner with, or in any manner assist, any other person, corporation, partnership or other entity engaged in the business of promoting, operating, managing or conducting Games.

     8.3     Restricted  Period.  For  the  purpose  of  this  Agreement,  the
             ------------------
"Restricted Period" means the period commencing with the date hereof and continuing until two years after termination of this Agreement.

     8.4     Territory.  For  purposes  of  this Agreement the "Territory" shall
             ---------
mean: (i) with regard to any activities described in Section 1 above which are conducted under a Class B or Class C bingo license (or equivalent thereof under any future law) issued by the State of South Carolina or under any other state or federal law or authority, the area within a fifty (50) mile radius of any bingo facility then owned by American Bingo & Gaming Corp. ("ABG") or any subsidiary of ABG; and (ii) with regard to any activities described in Section 1 above which are conducted under any Class A license (or equivalent thereof under any future law) issued by the State of South Carolina or under any other state or federal law or authority, the area within a one hundred (100) mile radius of any bingo game facility then owned by ABG or any subsidiary of ABG; and (iii) with regard to video game facilities, the area within a twenty-five (25) mile radius of any bingo, video poker or video game facility then owned by ABG or any subsidiary of ABG.

     8.5     Enforcement.  In  the  event  of  a  breach  by  Employee  of  the
             -----------
provisions of this Article 8, Company shall have, in addition to any other remedies it may have at law or under this Agreement, the right to a temporary restraining order, temporary injunction and permanent injunction restraining Employee from violating or continuing a violation of the terms of this Article
8. Employee agrees that in the event of such breach the amount of damages would be difficult or impossible to determine, and agrees to a bond in the amount to be determined by a court of competent jurisdiction.

     8.6     Severance, Reformation.  Should any court of competent jurisdiction
             ----------------------
hold any portion of this Article 8 to be unenforceable in whole or in part, such court shall be authorized and requested to sever the offending provision from this Article 8, and to reform this Article so as to comply as closely as possible with the intentions of the parties as stated herein, so that it will be enforceable by injunction.

     8.7     Survival  of  Termination.  The  provisions of this Article 8 shall
             -------------------------
survive termination of Employee's employment; provided, however, such provisions shall not survive if this Agreement is terminated by Employee pursuant to
Section  2.2  of  this  Agreement.

     9.     Warranties  and  Representations of the Employee.  Employee warrants
            ------------------------------------------------
and represents that the Employee is not subject to any agreement, contract, judgment, decree, or limitation the effect of which would prohibit, limit or otherwise restrict the employment of the Employee by the Company pursuant to the terms of this Agreement.

     10.     Services  on  Behalf  of  Subsidiary  Companies.  The  Employee's
             -----------------------------------------------
services hereunder shall be performed on behalf of the Company and on behalf of each subsidiary of the Company whether now existing or hereafter formed. For purposes of this Agreement, the "Company" shall refer to and include each of the subsidiaries of the Company.

     11.     Indemnification.  The  Company  agrees  that  it will indemnify and
             ---------------
hold harmless the Employee against any losses, claims, damages or liabilities (including, but not limited to, all costs of defense and investigation and all attorneys' fees) to which Employee may become subject, under the federal securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or material omission from any registration statement or other document filed with the Securities and Exchange Commission or otherwise made public, where such untrue statement or material omission relates to matters outside of Employee's direct knowledge and upon which Employee relied upon reasonably and in good faith.

     12.     Notices.  All notices, requests, consents and other communications,
             -------
required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered mail (notices sent by telegram or mailed shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     If  to  the  Employee:

     George  M.  Harrison,  Jr.
     208  Wyandot  Street
     Darlington,  South  Carolina  29532

     With  a  copy  to:

     Nelson  Mullins  Riley  &  Scarborough,  L.L.P.
     Third  Floor,  Keenan  Building
     1330  Lady  Street
     P.  O.  Box  11070  (29211)
     Columbia,  South  Carolina  29201
     Attn:  Daniel  J.  Fritze

     If  to  the  Company:

     Darlington  Music  Co.,  Inc.
     515  Congress  Avenue,  Suite  1200
     Austin,  Texas  78701
     Attn:  Mr.  Greg  Wilson

     With  a  copy  to:

     Rodney  Varner
     Wilson  &  Varner,  L.L.P.
     301  Congress  Avenue,  Suite  2025
     Austin,  Texas  78701

     13.     Governing  Law.  This  Agreement shall be governed by and construed
             --------------
and enforced in accordance with the local laws of the State of South Carolina applicable to agreements made and to be performed entirely in such state. In any litigation for enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover his or its reasonable attorneys' fees, costs and expenses, in addition to any other remedies provided at law or in equity.

     14.     Headings  and  Captions.  The section headings contained herein are
             -----------------------
for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     15.     Entire Agreement.  This Agreement along with the Agreement and Plan
             ----------------
of Reorganization dated November 12, 1997, and other documents referred to therein, set forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersede all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement and/or said Agreement and Plan of Reorganization, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     16.     Assignment.  This  Agreement,  and  the  Employee's  rights  and
             ----------
obligations hereunder, may not be assigned by the Employee. The Company may freely assign its rights, together with its obligations, hereunder without consent of the Employee. In such event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation, or acquisition of all or substantially all of its business or assets, or otherwise.

     17.     Amendments:  No  Waiver.  This  Agreement may be amended, modified,
             -----------------------
superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     18.     Arbitration.  Except  to  the  extent  not preempted by the Federal
             -----------
Arbitration  Act,  9  U.S.C.  1 et seq. (1970), any claim or controversy arising
                                -- ---
out of, or relating to, any provision of this Employment Agreement, or the breach thereof, or the Employee's employment in general, shall upon written demand of any party, be settled by three (3) arbitrators in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration
Association to the extent consistent with the laws of the State of South Carolina and the Uniform Arbitration Act, S.C. Code 15-48-10, et seq., (Law.
                                                                  -- ---
Co-Op. 1976, as amended). Judgment rendered by the arbitrators may be entered in the appropriate Court in Darlington County, South Carolina, having jurisdiction thereof. Arbitration shall be held in the County of Darlington, State of South Carolina.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   DARLINGTON  MUSIC  CO.,  INC.


                                   By:  /s/  Greg  Wilson
                                        -----------------
                                        L.  Gregory  Wilson,  President

                                   EMPLOYEE

                                   /s/  George  M.  Harrison,  Jr.
                                   -------------------------------
                                   George  M.  Harrison,  Jr.

                                   SCHEDULE  A
                                   -----------

                           Exceptions  to  Non-compete

1. Harrison and Associates, a general partnership consisting of the 3 Shareholders plus their mother, Mary E. Harrison, which primarily owns real estate, some of which is leased to third parties who have entered into Coin Machine Leasing and Service Agreements with the Company.

2. G.B.T. Harrison, a general partnership consisting of the 3 Shareholders, which primarily owns real estate, some of which is leased to third parties who have entered into Coin Machine Leasing and Service Agreements with the Company.

3. Steve's One Stop, owned by Harrison and Associates, is a store location leased to a third party.

4. J and J Grocery, owned by Harrison and Associates, is a store location leased to a third party.

5. Mike's Place, owned by Harrison and Associates, is a store location leased to a third party.

6. Old Bozos Pizza, owned by G.B.T. Harrison, is a store location which is currently empty.

7. Positive Teen, owned by G.B.T. Harrison, is a store location leased to a third party.

8. R.B. Jr., owned by the Shareholders' mother, Mary E. Harrison, is a store location leased to a third party.

9. Old Ebonys, owned by the Shareholders' mother, Mary E. Harrison, is a store location leased to a third party.

10. Radio Shack Building, owned by the Shareholders' mother, Mary E. Harrison, is a store location leased to a third party.

          THIS EMPLOYMENT AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT
          ------------------------------------------------------------
        TO THE UNIFORM ARBITRATION ACT, S.C. CODE ANN.  15-48-10, ET SEQ.
        -----------------------------------------------------------------
                        (LAW CO-OP. 1976 AND SUPP. 1997)
                        --------------------------------


                        AMENDMENT TO EMPLOYMENT AGREEMENT


          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") between Darlington Music Co., Inc. (the "Company") and George M. Harrison, Jr. (the "Employee") is entered into as of the 25th day of February, 1998.
                                             ----

          WHEREAS, the Company and the Employee entered into an Employment Agreement as of December 18, 1997 (the "Employment Agreement"); and

          WHEREAS, the parties to the Employment Agreement wish to modify and amend certain provisions of the Employment Agreement;

          NOW, THEREFORE, in consideration of the recitals and mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties DO HEREBY AGREE as follows:

          1. Amendment of Section 2.3. The following sentence is hereby added to
             ------------------------
the end of Section 2.3: "Provided, however, upon termination of the Employee's employment with the Company by the Company or the Employee for any reason whatsoever, the balance due, including accrued interest thereon, on the Promissory Note dated February 24, 1998, by and between the Company and the Employee shall be forgiven in full and any obligation of the Employee to make further payments of principal and/or interest to the Company pursuant to the Promissory Note shall thereby immediately be terminated and forgiven."

          2.  Amendment of Section 3. Section 3 of the  Employment  Agreement is
              ----------------------
hereby amended to read in its entirety as follows: "Employee shall be paid a salary of one hundred twenty-five thousand dollars ($125,000) per year, payable in monthly installments throughout each year." Such adjustment to the annual salary of the Employee shall be retroactive to December 18, 1997.

          3.  Miscellaneous.  This  Amendment  controls  over  any  contrary  or
              -------------
inconsistent provision of the Employment Agreement. Every provision of the Employment Agreement not specifically amended or modified by the terms of this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   DARLINGTON  MUSIC  CO.,  INC.


                                   By:     /s/  L.  Gregory  Wilson
                                           ------------------------
                                           L.  Gregory  Wilson,  President


                                   EMPLOYEE


                                   /s/  George  M.  Harrison,  Jr.
                                   -------------------------------
                                   George  M.  Harrison,  Jr.

          THIS EMPLOYMENT AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT
          ------------------------------------------------------------
        TO THE UNIFORM ARBITRATION ACT, S.C. CODE ANN.  15-48-10, ET SEQ.
        -----------------------------------------------------------------
                        (LAW CO-OP. 1976 AND SUPP. 1997)
                        --------------------------------


                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


          THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") between Darlington Music Co., Inc. (the "Company") and George M. Harrison, Jr. (the "Employee") is entered into as of the 27th day of July, 1998.
                                                   ----           ----

          WHEREAS, the Company and the Employee entered into an Employment Agreement as of December 18, 1997, as amended February 25, 1998 (the "Employment Agreement"); and

          WHEREAS, the parties to the Employment Agreement wish to modify and amend certain provisions of the Employment Agreement;

          NOW, THEREFORE, in consideration of the recitals and mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties DO HEREBY AGREE as follows:

               1. Amendment of Section 2. Section 2 of the Employment  Agreement
                  ----------------------
is hereby amended to read in its entirety as follows: "Employment under this Agreement shall commence on December 18, 1997 and continue for one year unless earlier terminated in the manner provided below; provided, however, Employee's employment shall be extended for up to two consecutive one year terms unless the Company notifies Employee at least thirty days prior to the termination date of its desire not to extend the terms of this Agreement."

               2.  Miscellaneous.  This Amendment  controls over any contrary or
                   -------------
inconsistent provision of the Employment Agreement. Every provision of the Employment Agreement not specifically amended or modified by the terms of this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   DARLINGTON  MUSIC  CO.,  INC.


                                   By:     /s/  Frank  Thatcher,  Sr.
                                           --------------------------
                                   Name:  Frank  Thatcher,  Sr.
                                          ---------------------
                                   Its:  Vice  President
                                         ---------------


                                   EMPLOYEE


                                   /s/  George  M.  Harrison,  Jr.
                                   -------------------------------
                                   George  M.  Harrison,  Jr.